UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): September 27,2001


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



            Delaware                      000-18730               363688583
            ---------                     ---------               ---------
(State or other jurisdiction of        (Commission File         (IRS Employer
          incorporation)                    Number)          Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

Prior to the September 27, 2001 annual stockholders meeting, Paul G. Begum resigned as a director and declined to stand for reelection. At the meeting, all other nominees were elected. Effective October 1, 2001, Corey A. Hamilton resigned as a director and as CEO and President. As a result of the election and resignations, Paul G. Begum and Corey A. Hamilton (effective 10-1-01) are no longer members of the board of directors. Effective 10-1-01, D. Paul Smith was elected to serve as Vice President, CFO, and Corporate Secretary/Treasurer. Rick Trout was named President.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                         Klever Marketing, Inc.


Date: October 11, 2001                             By:      /s/ Richard J. Trout
                                                       -------------------------
Richard J. Trout, President/